                                                                   EXHIBIT 10.12



                            SECURED PROMISSORY NOTE

$25,000,000                                                   New York, New York
                                                            Dated: June 25, 1997

         FOR VALUE RECEIVED, the undersigned AMERICAN RESIDENTIAL INVESTMENT TRUST, a Maryland corporation having its principal place of business at 445 Mariner View, Suite 230, Del Mar, California 92014 ("Borrower"), promises to pay to the order of PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation, with its principal office at 1285 Avenue of the Americas, New York, New York 10019 ("Lender"), at the Lender's principal office or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the lesser of (i) principal sum of TWENTY-FIVE MILLION AND 00/100 DOLLARS ($25,000,000) or (ii) the sum of the unpaid principal amounts of the advances ("Advances") made by the Lender to the Borrower and recorded on the "Advance Schedule" attached hereto, plus interest, as provided herein.

         As security for the payment of principal of and interest on this Secured Promissory Note and for the payment and performance of all of Borrower's obligations in respect of or arising out of the Advances evidenced by this Secured Promissory Note (the "Borrower's Obligations"), Borrower hereby pledges and assigns to Lender, and grants Lender a continuing lien and first priority security interest in, all of Borrower's right, title and interest in and to certain Retained Income, for the Securities then held by Paine Webber Incorporated ("PWI") or its bailee under that certain Master Repurchase Agreement between PWI and Borrower (the "Repurchase Agreement") dated as of June 25, 1997 and amended by Annex I thereto dated as of June 25, 1997 (the "Repurchase Agreement"), which Retained Income and Securities terms are further defined in and subject to such Repurchase Agreement ("Retained Income").

         The Borrower shall pay to the Lender interest on each Advance from time to time outstanding at a rate per annum equal to that rate which is six-tenths of one percent (.60%) in excess of the applicable LIBOR (as defined below). Such interest shall be due and payable on the related Advance Date (as defined herein) for the period commencing on such Advance Date until and including the related Advance Maturity Date (as defined below). As used herein, the term "LIBOR" means, the interpolated London interbank offered rate for U.S. dollar deposits as it appears on page five of the Telerate screen at 9:00 a.m. (New York City time), on the related Advance Date having a term that most closely approximates the term of the related Advance. With respect to each Advance recorded on the "Advance Schedule" attached hereto, the (i) "Advance Date" shall mean the applicable date set forth in the "Advance Date" column of such Advance Schedule and (ii) "Advance Maturity Date" shall mean the applicable date set forth in the "Advance Maturity date" column of such Advance Schedule.

         With respect to each Advance, the Borrower shall pay to the Lender on the Advance Maturity Date, in full, (i) any accrued and unpaid interest on such Advance and (ii) the outstanding principal amount of such Advance, which amount shall be reduced by an amount equal to any Retained Income remitted by PWI to PWRES.

         All Advances made by the Lender hereunder and all payments made on account of the principal hereof, including amounts received by Lender from PWI in connection with the Repurchase Agreement, shall be recorded by the Lender on the schedule attached to this Note (provided that any failure by the Lender to make any such notation on such schedule shall not affect the obligations of the Borrower hereunder).

         Subject to the rights and interests of PWI in such Securities under the Repurchase Agreement, Borrower hereby agrees for the purpose of perfecting Lender's security interest herein, to transfer beneficial ownership in and to cause the transfer of legal title to the Retained Income together with any proceeds, income and payments related thereto (the "Collateral") to Lender, which Collateral shall be retained by PWI as bailee for the benefit of Lender in accordance with the terms of the Repurchase Agreement, regardless of whether Borrower has defaulted in the performance of Borrower's Obligation hereunder. Following the repayment in full of an Advance made with respect to the related pledge of Retained Income by Borrower, all of Lender's right, title and interest in such Retained Income shall be released from the provisions of this Secured Promissory Note and, if appropriate, Lender shall take reasonable actions to evidence such release, including the execution of an appropriate form of release.

         This Promissory Note constitutes a "security agreement" within the meaning of the Uniform Commercial Code of the State of New York. Upon Lender's request, Borrower shall prepare, sign and file all financing statements naming the Lender as secured party and identifying the Retained Income. If Borrower fails to timely comply with Lender's request pursuant to the preceding sentence, then Lender shall have the authority to sign and file financing statements on borrower's behalf in order to prefect a security interest in the Collateral. Upon any of (i) the failure of Borrower to perform or comply with, or the default by the Borrower on, any of Borrower's Obligations or, (ii) the occurrence of an Event of Credit Impairment (as defined below), Lender may immediately declare all sums due to the Lender hereunder to be immediately due and payable and shall have all of the rights and shall be entitled to all of the remedies conferred upon secured parties by the Uniform Commercial Code, laws relating to creditors' rights with respect to real property mortgages, and all other applicable laws, including the right to take possession of the collateral with or without judicial process (to the extent permitted by law) and to retain all collateral in satisfaction of Borrower's Obligations, or to dispose of the same by public or private sale, with or without advertising, as Lender may determine, or as may be required by applicable law. All proceeds of any such disposition, less attorneys' fees and any other costs of collection or disposition incurred by Lender in connection therewith, shall be credited against all amounts due and owing on account of the Borrower's Obligations in such order as Lender shall elect and any balance shall thereafter be paid by Lender to Borrower. To the extend that applicable law requires the giving of notice by Lender to Borrower of any such is position, Borrower agrees that the minimum time required by such law (or, if no minimum is specified, five business days) shall constitute reasonable notice.

         The occurrence of any of the following shall constitute an "Event of Credit Impairment": (i) Borrower shall make an assignment for the benefit of creditors or admit in writing its inability to pay debts as they become due, or file any petition, application or answer seeking for itself any entry of an order for relief, protective decree, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the U.S. Bankruptcy code or any other federal, state or foreign, present or future, statute, law or regulation, or be subject to any such order for relief or protective decree entered by a court, or the Borrower or its trustees, directors, majority shareholders, partners or other principals, as the case may be, shall take any action looking to the dissolution or liquidation of the Borrower or the taking of any action described in this clause (i) Borrower admits its inability to perform fully when due any obligations of the Borrower, in the aggregate, in excess of $2,000,000 due and owing to any broker, dealer, bank or other financial institution in respect of a transaction involving securities, commodities or other instruments (regardless of whether Lender has any right, title or interest therein); (ii) if an action shall be commenced or a petition or application filed against the Borrower seeking any order for relief, protective decree or similar relief under the U.S. Bankruptcy code or any federal, state or foreign, present or future statute, rule or regulation, and such action, petition or application shall not have been dismissed or all orders or proceedings thereunder stayed or vacated in 90 days; (iii) if any judgments for the payment of money, in the aggregate, in excess of $2,000,000 shall be entered or rendered against Borrower, and such judgment shall not have been discharged in full or effectively stayed; or (iv) if any statement oft he Borrower's financial condition prepared by the Borrower or at its request shall indicate that, or if the Borrower acknowledges that, the Borrower has a negative net worth or is insolvent.

         Upon either Borrower's failure to perform any of Borrower's Obligations or the occurrence of an Event of Credit Impairment, Lender shall, without regard to the adequacy of the security for Borrower's Obligations, be entitled to the appointment of a receive by any court having jurisdiction, without notice, to take possession of and protect, collect manage, liquidate, and sell the Collateral or any portion thereof, collect any payments due with respect to the Collateral or any portion thereof, and do anything that Lender is authorized hereunder to do. Borrower shall pay all costs and expenses incurred by Lender in connection with the appointment and activities of such receiver. Lender may enforce its rights and remedies hereunder without prior judicial process or hearing, and Borrower hereby expressly waives, to the extent permitted by law, any right Borrower might otherwise have to require Lender to enforce its rights by judicial process. Borrower also waives, to the extent permitted by law, any defense Borrower might otherwise have to the Borrower's Obligations arising from use of non-judicial process, enforcement and sale of all or any portion of the Collateral or from any other election of remedies. Borrower recognizes that non- judicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         If any amount due hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise) a rate per annum during the period commencing on the due date until such amount is paid in full equal to 200 basis points above the otherwise applicable rate, to the extent permitted by applicable law, shall be imposed on said amount.

         Interest shall be computed for the actual number of days elapsed on the basis of a 360-day year. In no event shall interest be chargeable or collectible hereunder in excess of the maximum lawful rate under applicable law.

         The Borrower promises to pay the holder hereof all costs and expenses of collection of this Note and to pay all attorney's fees incurred in such collection or in any suit or action to collect this Note and any appeal thereof.

         The provisions of this Note shall inure to the benefit of the Lender and its successors and assigns and be binding on the Borrower and its successors and assigns. No failure or delays by the Lender in the exercise of any power or right under this Note shall operate as a waiver thereof, and no exercise or waiver of any single power or right, or the partial exercise thereof, shall affect the Lender's rights with respect to any and all other rights and powers.

         THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, PERFORMANCE AND VALIDITY. THE BORROWER WAIVES PRESENTMENT AND DEMAND FOR PAYMENT, NOTICE OF DISHONOR, PROTEST AND NOTICE OF PROTEST OF THIS NOTE.

         The Borrower hereby irrevocably consents and submits to the nonexclusive jurisdiction and venue of any State or Federal Court sitting in New York County over any action or proceeding arising out of or relating to this Note or any document or instrument delivered in connection herewith, and the Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal Court. The Borrower waives any objection to any action or proceeding in any State or Federal Court sitting in New York County on the basis of forum non conveniens. The Borrower hereby waives the right to trial by jury, rights of set-off and right to interpose counterclaims of any nature, except for compulsory counterclaims. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Borrower further agrees that any action or proceeding brought against the Lender shall be brought only in any State or Federal Court sitting in New York County. The Borrower further agrees that in the Lender's discretion, it may serve legal process in any other manner permitted by law and may bring any action or proceeding against the Borrower or its property in the courts of any other jurisdiction.

         The unenforceability or invalidity of any provision or provisions of this Note shall not render any other provision or provisions herein contained unenforceable or invalid.





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
         This Note cannot be amended, modified or change din any way except by a written instrument executed by both the Borrower and the Lender.

                                        AMERICAN RESIDENTIAL INVESTMENT TRUST,
                                        as Borrower

                                        By:____________________________________
                                        Name:__________________________________
                                        Title:_________________________________


Accepted and Agreed to:


PAINE WEBBER REAL ESTATE
SECURITIES INC., as Lender

By:___________________________
Name:_________________________
Title:________________________





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
State of California    )
                       ):SS
County of San Diego    )

                 On this ______ day of _______, 1997 before me personally appeared __________________ to me known who, being duly sworn did depose and say that he/she is the _____________ of American Residential Investment Trust, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal and that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.




                                                                   Notary Public





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
                                ADVANCE SCHEDULE

            ADVANCE      PRINCIPAL                     AMOUNT      DESCRIPTION       CUSIP      AGENCY      AGENCY
ADVANCE    MATURITY       AMOUNT        INTEREST         OF        OF SECURITY/    NUMBER OF    FACTOR    REMITTANCE      P&I
  DATE       DATE       OF ADVANCE        RATE        INTEREST     POOL NUMBER     SECURITY      DATE        DATE        FACTOR
--------------------------------------------------------------------------------------------------------------------------------
                                         LIBOR +
                                         .60%
--------------------------------------------------------------------------------------------------------------------------------

                                    ANNEX I
                       SUPPLEMENTAL TERMS AND CONDITIONS

         The MASTER REPURCHASE AGREEMENT dated as of June 25, 1997, between PAINEWEBBER INCORPORATED ("Buyer") and AMERICAN RESIDENTIAL INVESTMENT TRUST ("Seller") is amended, supplemented and restated as set forth below. All capitalized terms used herein which are defined in the Master Repurchase Agreement are used herein as defined therein except to the extent such terms are amended or supplemented herein.

         1. Subparagraph 2(h) of the Master Repurchase Agreement is amended by adding the following after the word "any" and before the word "Income" in the third line thereof:

                  "Retained Income held for the benefit of PWRES or any"

         2. Paragraph 2 of the Master Repurchase Agreement is amended by adding new subparagraphs (r) and (s) as follows:

                    "(r) "PWRES", Paine Webber Real Estate Securities Inc., a Delaware corporation, or any successor thereto;

                     (s) "Retained Income", the meaning specified in Paragraph 5 hereof;"

         3. Subparagraph (a) of Paragraph 4 of the Master Repurchase Agreement is amended by adding the following sentence at the end thereof:

                 "The retention by Buyer of any Retained Income shall not affect any of Seller's obligations in connection with a Margin Deficit."

         4. Paragraph 5 of the Master Repurchase Agreement is amended by deleting both sentences in Paragraph 5 and substituting the following:

                 "Where a particular Transaction's term extends over an Income payment date on the Securities subject to that Transaction, Buyer shall retain the amount of any payment or payments of such Income ("Retained Income") as bailee with notice for the benefit of PWRES pursuant to the terms of that certain Secured Promissory Note dated as of May ______, 1997 between Seller and PWRES (the "Secured Promissory Note"). With respect to any Retained Income, Buyer shall have no obligation to either (i) transfer to or credit to the account of Seller an amount equal to such Retained Income with respect to





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



         any Purchased Securities subject to such Transaction or (ii) apply the Retained Income payment or payments to reduce the amount to be transferred to Buyer by Seller upon termination of the Transaction. The retention by Buyer of any Retained Income shall not relieve or otherwise discharge Seller of any of its obligations hereunder, including without limitation Seller's obligations pursuant to subparagraph (a) of Paragraph 4 hereof."

         5. Paragraph 6 of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence thereof:

                 ", including without limitation all Income and Retained Income thereon; provided, however, that upon Buyer's receipt of notice from PWRES that any Retained Income is being pledged by Seller to PWRES, Buyer agrees that all of its rights and interests, including its security interest, in such Retained Income shall be subordinate to the secured interest of PWRES pursuant to the Secured Promissory Note and Buyer agrees to act as the bailee and agent of PWRES with respect to such Retained Income until all amounts due and owing by Seller to PWRES under the Secured Promissory Note have been paid in full."

         6. Paragraph 11 of the Master Repurchase Agreement is amended by deleting subclause (A) of clause (ii) of subparagraph (b) of Paragraph 11.

         7. Clause (iii) of subparagraph (b) of Paragraph 11 is amended in its entirety as follows:

                 "(iii) all Income and Retained Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and shall not be applied to the aggregate unpaid Repurchase Prices owed by the defaulting party, and"

         8. The Master Repurchase Agreement as supplemented, amended and restated by this Annex I is in all respects ratified and confirmed, and the Master repurchase Agreement as supplemented, amended and restated by this Annex shall be read and construed as one and the same instrument.

         9. All of the covenants, stipulations, promises and agreements in this Annex I shall bind and be for the benefit of the successors and assigns of the parties hereto, whether expressed or not.

         10. This Annex I may be executed in any number of counterparts, each of which shall be an original but such counterparts shall together constitute but one and the same instrument.

         11. This Annex I shall supersede any existing annex to or modification of the Master Repurchase Agreement.


Dated as of June 25, 1997.

PAINE WEBBER INCORPORATED                  AMERICAN RESIDENTIAL
                                           INVESTMENT TRUST

By: __________________________             By: ______________________________
Title: _______________________             Title: ___________________________
Date: ________________________             Date: ____________________________

                                    Annex II



             Names and Addresses for Communications Between Parties


If to the Seller:

American Residential Investment Trust
445 Marine View Avenue, Suite 230
Del Mar, CA 92014
Attention:  Clay Strittmatter
Telephone:  619-350-5006
FAX:        619-350-6484



If to the Buyer:

PaineWebber Incorporated
1285 Avenue of the Americas 11th Floor
New York, New York 10019
Attention:  George A. Mangiaracina
Telephone:  212-713-3734
FAX:        212-265-3881